UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 31, 2023

VITAL ENERGY, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 E. Second Street	Suite 1000
Tulsa	Oklahoma	74120
(Address of principal executive offices)		(Zip code)
 Registrant's telephone number, including area code: (918) 513-4570

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VTLE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 6, 2023 (the "Original Form 8-K"), (i) on October 31, 2023, Vital Energy, Inc. (the "Company") completed the acquisition of oil and gas properties from Maple Energy Holdings, LLC ("Maple"), (ii) on November 5, 2023 the Company completed the acquisition of oil and gas properties (the "Henry Acquisition") from Henry Resources, LLC, Henry Energy LP and Moriah Henry Partners LLC (collectively, "Henry"), and (iii) on November 6, 2023, the Company completed the acquisition of oil and gas properties from Tall City Property Holdings III LLC and Tall City Operations III LLC.

This Amendment to Current Report on Form 8-K is being filed to amend and supplement the Original Form 8-K, the purpose of which is to disclose the acquisition of additional working interests in producing assets associated with the Henry Acquisition. All other items in the Original Form 8-K remain the same.

Item 1.01 Entry into a Material Definitive Agreement.

On February 2, 2024, the Company entered into a purchase and sale agreement (the "PEP PSA") with PEP Henry Production Partners LP, PEP HPP Jubilee SPV LP, PEP PEOF Dropkick SPV, LLC, PEP HPP Dropkick SPV LP and HPP Acorn SPV LP (collectively, the "PEP Parties"), pursuant to which the Company agreed to purchase (the "PEP Acquisition") additional working interests in producing assets associated with the PEP Acquisition for consideration comprising (i) approximately 0.9 million shares of the Company's common stock, par value $0.01 per share ("Common Stock"), and (ii) approximately 1.2 million shares of the Company's 2.0% Cumulative Mandatorily Convertible Series A Preferred Stock, par value $0.01 per share (the "Preferred Stock" and such shares of Common Stock and Preferred Stock, collectively, the "Share Consideration") net of purchase price adjustments. The Company entered into the PEP PSA as a result of the PEP Parties' exercise of their tag rights triggered by the execution of that certain Purchase and Sale Agreement by and among the Company and Henry on September 13, 2023.

The PEP PSA contains customary representations and warranties, covenants and indemnification provisions for a transaction of this size and nature, provides the parties thereto with specified rights and obligations and allocates risk among them in a customary manner. The PEP Acquisition closed on February 2, 2024. The foregoing description of the PEP PSA does not purport to be complete and is qualified in its entirety by reference to the PEP PSA filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

The PEP PSA contains representations, warranties and other provisions that were made only for purposes of the PEP PSA and as of specific dates and were solely for the benefit of the parties thereto. The PEP PSA is a contractual document that establishes and governs the legal relations among the parties thereto and is not intended to be a source of factual, business or operational information about the Company or the PEP Parties or the interests to be acquired from the PEP Parties. The representations and warranties made by the Company and the PEP Parties in the PEP PSA may be (i) qualified by disclosure schedules containing information that modifies, qualifies or creates exceptions to such representations and warranties and (ii) subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances.

The conversion of the shares of Preferred Stock into shares of Common Stock is conditioned on, and will occur mandatorily upon, the approval by the Company's stockholders of the issuance of such shares under the New York Stock Exchange rules. The Company intends to obtain such approval at the next annual meeting of its stockholders in May 2024. The terms and conditions of the Preferred Stock to be issued as part of the Share Consideration are set forth in a Certificate of Designations, as amended by a Certificate of Amendment, copies of which were filed by the Company on Form 8-K on September 19, 2023 and November 6, 2023, respectively, and incorporated into this Item 1.01 by reference.

At the closing of the PEP Acquisition, the Company entered into a registration rights agreement with PEP HPP Jubilee SPV LP, PEP PEOF Dropkick SPV, LLC, PEP HPP Dropkick SPV LP and HPP Acorn SPV LP (collectively, the "PEP Investors") (the "PEP Registration Rights Agreement"). Pursuant to the terms of the PEP Registration Rights Agreement, the Company agreed to register under the Securities Act of 1933, as amended (the "Securities Act"), the resale of the shares of Common Stock issued as part of the Share Consideration and the shares of Common Stock issuable upon conversion of the shares of Preferred Stock issued as part of the Share Consideration and to grant the PEP Investors certain rights to request and/or participate in underwritten offerings. The foregoing description of the PEP Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the form of PEP Registration Rights Agreement included as Exhibit C to the PEP PSA filed as Exhibit 2.1 hereto and incorporated into this Item 1.01 by reference.

At the closing of the PEP Acquisition, the Company and the PEP Investors entered into an investor agreement (the "PEP Investor Agreement"). Pursuant to the terms of the PEP Investor Agreement, the PEP Investors are subject to customary transfer restrictions. The foregoing description of the PEP Investor Agreement does not purport to be complete and is qualified in its entirety by reference to the form of PEP Investor Agreement included as Exhibit E to the PEP PSA filed as Exhibit 2.1 hereto and incorporated into this Item 1.01 by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in Item 1.01 is incorporated into this Item 2.01 by reference. On February 2, 2024, the Company consummated the PEP Acquisition.

Item 3.02. Unregistered Sales of Equity Securities.

On February 2, 2024, the Company issued 878,690 shares of Common Stock and 980,272 shares of Preferred Stock, constituting the purchase price in the PEP Acquisition. The shares were issued in reliance on the exemption from registration requirements under the Securities Act pursuant to Section 4(a)(2) thereof. The Company relied upon representations, warranties, certifications and agreements of each of the PEP Parties, as applicable, with respect to its members in support of the satisfaction of the conditions contained in Section 4(a)(2) of the Securities Act.

Item 7.01. Regulation FD Disclosure.

On February 5, 2024, the Company issued a press release announcing the PEP Acquisition. The press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

All statements in the press release, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance, and actual results or developments may differ materially from those in the forward-looking statements. See the Company's Annual Report on Form 10-K for the year ended December 31, 2022 and the Company's other filings with the SEC for a discussion of other risks and uncertainties. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto are deemed to be "furnished" and shall not be deemed "filed" for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
2.1
Purchase and Sale Agreement, dated as of February 2, 2024 by and among Vital Energy, Inc. and PEP Henry Production Partners LP, PEP HPP Jubilee SPV LP, PEP PEOF Dropkick SPV, LLC, PEP HPP Dropkick SPV LP and HPP Acorn SPV LP.

3.1
Certificate of Designations of 2.0% Cumulative Mandatorily Convertible Series A Preferred Stock of Vital Energy, Inc., as filed with the Secretary of State of the State of Delaware on September 13, 2023 (filed as Exhibit 3.1 to Vital Energy, Inc.'s Current Report on Form 8-K dated September 19, 2023 and incorporated herein by reference).

3.2
Certificate of Amendment to Certificate of Designations of 2.0% Cumulative Mandatorily Convertible Series A Preferred Stock of Vital Energy, Inc. (filed as Exhibit 3.1 to Vital Energy, Inc.'s Current Report on Form 8-K dated November 6, 2023 and incorporated herein by reference).

99.1	Press Release dated February 5, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAL ENERGY, INC.

Date: February 5, 2024	By:	/s/ Bryan J. Lemmerman
Bryan J. Lemmerman
Executive Vice President and Chief Financial Officer